Exhibit 10(w)

                        SANDBOX ENTERTAINMENT CORPORATION
                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT


                                     [DATE]



____________________________
____________________________
____________________________
____________________________

Dear___________________:

         The Board of Directors (the "Board") administering the 1995 Equity Incentive Plan for Sandbox Entertainment Corporation, a Delaware corporation (the "Company"), has granted to _________________ ("Holder") an option to purchase up to __________________ (______) shares of the Company's Common Stock, $.001 par value (the "Stock") at a price of _____________ ($______) per share, for an aggregate price of _________________________________ Dollars ($______).
This option is a so-called "nonqualified option". It is strongly recommended that Holder consult with tax counsel or a tax advisor with respect to this option prior to its exercise of the option.

         The option granted to Holder is subject to the terms and conditions of the Company's 1995 Equity Incentive Plan (the "Plan") and such additional terms and conditions as are set forth in this Option Agreement. The terms of the Plan are incorporated by reference in this Option Agreement and govern the granting, holding and exercise of Holder's option as though set forth in full in this letter. Capitalized terms used but not otherwise defined herein shall have the same meanings as are assigned thereto in the Plan, unless the context herein otherwise requires. A copy of the Plan is attached as Exhibit A for Holder's review.

         The Board has imposed the following additional terms and conditions relating to Holder's option and its exercise:

         1. Holder may exercise its option by delivery to the Company written, irrevocable notice of exercise in the form attached hereto as Exhibit B specifying the number of shares with respect to which the option is being exercised (subject to any limitations below), together with payment in full of the exercise price for those shares in cash, by check or by transferring to the Company shares of the Company's Stock at their fair market value as determined pursuant to the Plan. Any other form of exercise or tender may be refused by the Company, acting through the Board or otherwise, in its
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discretion. Except as provided in the Plan or in this Option Agreement, Holder's option will terminate in its entirety on the tenth (10th) anniversary date of this letter.

         2. (a) Holder's option has vested as to all ____________ shares. Holder may exercise its option, in whole or in part, subject to the terms and conditions of this Option Agreement and of the Plan.

                  (b) In the event  any  shares of Stock  acquired  pursuant  to
exercise  of  the  option  hereunder,   or  any  interest  therein,  are  to  be
transferred, voluntarily or involuntarily (including, without limitation, any sale, encumbrance, foreclosure or transfer in lieu thereof, or by operation of law, any division of marital property on account of divorce or legal separation being deemed a "transfer" for purposes hereof, the Company (or its nominees) shall have a right of first refusal as follows: Holder (or the holder of such shares if not Holder) shall give the Company advance written notice detailing all the terms of the proposed transfer. The Company (or its nominees) shall have
the  right  (but  not  the   obligation),   exercisable  upon  delivery  to  the
transferring shareholder of written notice of acceptance within thirty (30) days following receipt of the notice of proposed transfer described in the preceding sentence or within ninety (90) days of receiving notification that a transfer has occurred, to repurchase all or any of such shares on the terms and conditions set forth in such notice; provided that the per share purchase price shall be the lesser of (i) the price, plus the fair market value of any non-cash consideration (determined by the Company in good faith) (or, if applicable, 110% of the loan amount), stated in the notice or (ii) the Agreed Value of the shares, determined in accordance with Paragraph 2(c) (and shall be the Agreed Value, determined in accordance with Paragraph 2(c), in the event of a transfer not involving any consideration); and provided further that the purchase price shall be payable, at the election of the Company (or its nominees), either on the terms set forth in the transferor's notice or in five equal annual installments of principal and accrued interest (at an annual interest rate, adjusted on a daily basis, equal to the prime rate of interest publicly announced as such from time to time by Citibank, N.A. in New York City) due commencing on the Company's (or its nominees') purchase and on the next four (4) anniversaries of such purchase. The date for consummating such purchase shall be the sixtieth (60th) day following delivery of the company's (or its nominees') notice of exercise. Failure by the Company (or its nominees) (without default by the transferring shareholder) to close such purchase within the above 60-day period shall give the transferring shareholder the right to transfer such shares or interest therein on the terms and to the person described in the notice during the 60 days following expiration of the original 60-day period; provided that the shares or interest therein to be transferred shall for all purposes remain subject to this agreement. If the transferring shareholder fails to close the proposed transfer on those terms within such second 60-day period, the proposed transfer shall again be subject to the terms of this Paragraph 2(b). Notwithstanding the foregoing, such shares may be transferred or retransferred without invoking this right of first refusal between Holder and trusts of which Holder is the sole beneficiary by giving prior written notice certifying such a transfer is to be made; provided that following any such transfer, such shares shall remain subject to this right of first
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refusal and all the other  provisions of this agreement.  The  restrictions  set forth in this Paragraph 2(b) shall expire upon the closing of a registered "public offering" of the Company's common stock pursuant to the Securities Act of 1933, as amended, and commencement of trading of Company common stock over the counter on NASDAQ or on any national securities exchange.

                  (c) The "Agreed Value" of a share of the Stock shall mean that value which is determined by the Board of Directors of the Company, by majority vote, acting in good faith, as the then fair market value of the Stock. The
Board of Director's decision as to the Agreed Value shall be final and conclusive.

                  (d) For so long as the Company's right to repurchase the Stock as set forth in this Paragraph 2 remains effective, Holder shall not sell, assign or otherwise transfer any shares of Stock or interest therein without obtaining the written agreement of the purchaser, assignee or transferee that the shares remain subject to this repurchase right, and Holder agrees that certificates evidencing the Stock may be legended to reflect the foregoing restrictions.

                  (e) In its sole discretion, the Board may waive or extend expiration dates, subject to limitations set forth in the Plan.

         3. Holder's option is not transferable and is exercisable only by Holder.

         4. The Company will reserve or keep available at all times sufficient shares of its Stock to permit the exercise of Holder's option and other options granted or to be granted under the Plan.

         5. It is contemplated that the common stock in the Company to be issued to Holder upon exercise of Holder's option will not be registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws, in reliance on counsel satisfactory to the Company, no exemption from registration is then available, or if such issuance is otherwise in violation of applicable law at the time purchase rights are exercised under this option, then the Company's obligation to issue shares of its common stock upon exercise of Holder's option shall be suspended until such time as the Company's counsel determines that an exemption from registration is available and such shares can be issued without violation of law. If such an exemption is available in the opinion of such counsel, and such issuance is not otherwise in violation of applicable law, Holder will deliver to the Company as a condition precedent to giving notice of each exercise, an investment letter agreement in form and substance satisfactory to the Company to enable the Company to comply with the Act or other applicable securities laws and which may, among other things, limit or condition the right to dispose of shares acquired under Holder's option. Dispositions of the shares of Stock acquired by exercise of Holder's option will be permitted only if in the opinion of counsel satisfactory to the Company such disposition is not in violation of the Act, any applicable state securities laws, or any other applicable
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law,  regulation or rule, and Holder delivers to the Company a letter  agreement in form and substance satisfactory to the Company whereby Holder's successor(s) agrees to be bound by the terms and conditions of this Option Agreement. Holder agrees to pay all costs of obtaining any legal opinions and all costs in connection with proposed exercise of Holder's option or dispositions of shares acquired pursuant to Holder's option. Holder agrees to indemnify the Company, its officers and directors, against any and all liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the Stock, or any interest therein, in violation of applicable securities laws or regulations or this letter.

         6. Holder agrees to pay to the Company or to make arrangements satisfactory to the Board to pay to the Company, at such time as any income is recognized by Holder with respect to this option, any Federal, state, or local taxes of any kind required by law to be withheld on such income by the Company. In the event of a disposition or other transfer by Holder of common stock issued to Holder upon exercise of Holder's options, Holder agrees to provide to the Company promptly written notice describing in reasonable detail the disposition or transfer, including without limitation the sale price, if any, and date of transfer or disposition.

         7. The Board may effect certain amendments to the Plan (within the limitations prescribed by the Plan) and has the ultimate and conclusive authority to interpret and administer the Plan and options (including this option) granted under it.

         8. The Plan and this option granted to Holder thereunder are governed by, and shall be interpreted according to, the laws of the State of Arizona.

          Holder's acceptance of the option granted pursuant to this Option Agreement shall signify that Holder represents, warrants and agrees that all shares of Stock purchased pursuant to the exercise of the option will be acquired for investment and not for resale or distribution.

         Because the tax effect may vary depending on Holder's circumstances, and the tax laws may change from time to time, it is strongly recommended that upon receipt of this option and prior to any exercise of this option Holder consult with tax counsel or Holder's tax advisor concerning this option and the current tax treatment relating thereto.

         Please acknowledge Holder's receipt of this Option Agreement, together with the materials referred to herein and Holder's agreement to the terms and conditions of Holder's option as set forth
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herein and in the Plan by signing the enclosed copy of this Option Agreement and returning it promptly to the Company.

                                          Very truly yours,

                                          Sandbox Entertainment Corporation
                                          a Delaware corporation



                                          By ___________________________________
                                             Its President

ACCEPTED AND AGREED:

________________________


By ________________________
   Its ____________________


Date: __________________

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                                    EXHIBIT A

Attach a copy of the Plan
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                                    EXHIBIT B

                          NOTICE OF EXERCISE OF OPTION
                              TO PURCHASE SHARES OF
                        SANDBOX ENTERTAINMENT CORPORATION
                          AND RECORD OF STOCK TRANSFER

         The undersigned hereby exercises its Stock Option granted by Sandbox Entertainment Corporation under its 1995 Equity Incentive Plan (the "Plan") subject to all the terms and provisions referred to in the Plan and that certain option grant letter dated ___________________ (the "Option Letter "), and notifies Sandbox Entertainment Corporation (the "Company") of its desire to purchase __________ shares of the Common Stock of the Company, which were offered to it pursuant to said Option Letter. Enclosed is a check in the sum of $_________________ in full payment for such shares. The undersigned agrees to hold these shares in accordance with and subject to the provisions of the Option Letter.

         The undersigned hereby represents that the shares of the Company's Common Stock to be delivered to it pursuant to the above-mentioned exercise of the Option are being acquired by the undersigned as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. The undersigned also represents that it has read and fully understands the Plan, including without limitation the restrictions on transfer of the shares hereby being acquired. The undersigned agrees to indemnify the Company and its subsidiaries, together with their officers and directors, for any liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the shares hereby being acquired, or any interest therein, in violation of applicable securities laws or regulations. The undersigned further represents that it has been given access to all information necessary to allow it to make a decision as to the advisability of an investment in the Company's stock and the value of such stock, and that it has the skill and experience necessary to make such decision.

Dated:____________________.

                                          ______________________________________
                                          Signature of Option Holder


                                          ______________________________________
                                          Print Name of Option Holder

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         Receipt is hereby  acknowledged  of the delivery to the  undersigned by
Sandbox Entertainment Corporation, on ____________, of stock certificates for ________________ shares of Common Stock purchased by the undersigned pursuant to the terms and conditions of the 1995 Equity Incentive Plan referred to above, which shares were transferred to the undersigned on such Company's stock record books on _________________.


                                          ___________________________________

                                          By____________________________________
                                          Its___________________________________